Exhibit 99.1

News

For Immediate Release

Investor Contact:

Billy Newman

VP, Finance

703.653.2223

wnewman@orcc.com

ONLINE RESOURCES POSTS FIRST QUARTER 2012 RESULTS

Revenue In-Line; Earnings Benefit from Unusual Items

CHANTILLY, VA, May 7, 2012 – Online Resources Corporation (NASDAQ: ORCC), a leading provider of online financial services, today reported its financial and operating results for the three months ended March 31, 2012.

•	Revenue was $41.3 million, compared to $39.3 million in the first quarter of 2011.

•	Net income available to common stockholders was $0.1 million, or $0.00 per share, compared to a net loss of $7.2 million, or $0.23 per share, in the first quarter of 2011.

•	Ebitda, a non-GAAP measure, was $8.6 million, compared to a loss of $3.2 million in the first quarter of 2011.

•	Adjusted Ebitda, a non-GAAP measure that adjusts Ebitda for equity compensation expense and other expenses, was $10.8 million, compared to $6.2 million in the first quarter of 2011.

•	Core net income, a non-GAAP measure, was $3.0 million, or $0.09 per diluted share, compared to $0.5 million, or $0.02 per diluted share, in the first quarter of 2011.

“In the first quarter, revenue was in-line with our expectations, growing by 5% relative to the first quarter of last year,” said Joseph L. Cowan, president and chief executive officer of Online Resources. “Earnings measures were higher than our expectations owing to some expense reversals that are not expected to recur in the future and the deferral of other expenses to later this year.”

Cowan continued, “I’m pleased with the progress the Company is making on the long-term strategic growth plan. I believe the revenue and earnings growth we saw this past quarter are partially the result of the plan we set upon over a year ago. As such, I’m confident in the course we have set for the Company and the expectations we discussed two months ago.”

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Outlook for Second Quarter 2012

Online Resources provided the following guidance for the second quarter of 2012. These statements are forward-looking, and actual results may differ materially.

•	Revenue for the quarter is expected to be between $37.3 and $39.3 million.

•	Ebitda[1,2] for the quarter is expected to be between $4.2 and $5.7 million

•	Adjusted Ebitda[1,2,5] for the quarter is expected to be between $5.9 and $7.2 million.

•	Core net income[1,3,4,5,6] is expected to be between $0.02 and $0.04 per share.

(1)	The Company uses non-GAAP (Generally Accepted Accounting Principles) financial measures, including Ebitda, adjusted Ebitda and core net income, to evaluate performance and establish goals. It believes that these measures are valuable to investors in assessing the Company’s operating results when viewed in conjunction with GAAP results.
(2)	Ebitda is defined as net income available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net income available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention, advisory and ORCC India start up costs) and other income (expense). Some or all of these items may not be applicable in any given reporting period.
(3)	Core net income is defined as net income available to common stockholders before, on a pre-tax basis unless otherwise noted, the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark-to-market investments, preferred stock accretion related to the redemption premium, reserve for potential legal liability, net of tax, strategic process costs, net of tax, transition costs (including severance, retention, advisory and ORCC India start up costs), net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.
(4)	Excludes estimates for amortization of acquisition-related intangible assets of $1.1 million, equity compensation expense of $0.7 million and preferred stock accretion related to the redemption premium of $0.4 million.
(5)	Adjusted Ebitda and core net income exclude $0.8 million in transition costs. These costs are tax-effected in the calculation of core net income.
(6)	Core net income per share calculated using estimated shares outstanding of 33.1 million.

Conference Call and Web Cast

The Company’s management will host a conference call to discuss the results at 5:00 p.m. EDT today. The conference call dial-in number is (877) 303-6496 for domestic participants and (707) 287-9318 for international participants. Alternatively, a live web cast of the conference call will be available through the “Investors” section of Online Resources’ web site at www.orcc.com. The conference call and web cast will be recorded and available for playback from 8:00 p.m. EDT on May 7th until midnight on Monday, May 14th. For the conference call playback, dial (855) 859-2056 for domestic participants and (404) 537-3406 for international participants and enter code 74186008. For web cast replay, go to the “Investors” section of www.orcc.com.

About Online Resources Corporation

Online Resources Corporation (NASDAQ: ORCC) powers financial interactions between millions of consumers and the Company’s financial institution and biller clients. Backed by its proprietary payments gateway that links banks directly with billers, the Company provides web and phone-based financial services, electronic payments and marketing services to drive consumer adoption. Founded in 1989, Online Resources is the largest financial technology provider dedicated to the online channel. For more information, visit www.orcc.com.

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This release provided by Online Resources Corporation (as well as other written and oral statements made by the company from time to time) contains forward-looking statements which are based on our management’s current intentions, plans, beliefs, expectations and predictions, and on a number of assumptions concerning future events which have been made with only information that is currently available. The words “will,” “would,” “could,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed,” “plan,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Forward-looking statements may include information concerning Online Resources Corporation’s possible or assumed future results of operations, including descriptions of Online Resources Corporation’s revenues, profitability, outlook and overall business strategy. Readers are strongly cautioned not to place undue reliance on such forward-looking statements, which are not a guarantee of any results or performance and are subject to a number of known and unknown risks, uncertainties and other factors (including those which are outside of Online Resources’ control) which could cause actual performance or results to differ materially and adversely from any results or performance expressed or implied by such forward-looking statements. Certain factors that might cause such a difference include, but are not limited to: our history of losses and anticipation of future losses; potential fluctuations in our operating results; our dependence on the marketing efforts and technology of third parties; the potential loss of one or more material clients; our potential need for additional capital; our potential inability to prevent systems failures and security breaches; our potential inability to expand our services and related products in the event of a substantial increase in demand for such services and products; competition in our markets; our ability to attract and retain skilled personnel; our reliance on patents and other intellectual property; potential change in the rate of user adoption of the products and services we offer; our exposure to continued consolidation in the financial services industry; and government regulations affecting our business and client base. For a more detailed description of the factors that could cause such a difference, please refer to Online Resources Corporation’s filings with the Securities and Exchange Commission (SEC), including the information included under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 15, 2012, and our subsequent Form 10-Q filings. Readers should keep in mind that any forward-looking statements made by Online Resources Corporation herein, or elsewhere, speak only as of the date on which made. Online Resources Corporation expressly disclaims any intent or obligation to update or revise any forward-looking statements made herein to reflect any change in Online Resources Corporation’s expectations with regard thereto or any change in events, conditions or circumstances in which any such statements are based.

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Online Resources Corporation

Quarterly Operating Data

(In millions, Unaudited)

	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12
BANKING SERVICES
Payment Services - Full Service
Revenue	$8.6	$8.4	$8.2	$8.4	$8.1	$7.8	$7.9	$7.8
Bill Payment Transactions	10.9	10.8	11.1	11.6	11.3	11.3	11.4	11.5
Payment Services - Remittance
Revenue	$7.1	$6.8	$6.5	$5.9	$5.6	$5.5	$5.1	$5.3
Bill Payment Transactions - LCR	5.5	6.6	6.3	6.6	6.7	6.0	6.0	6.1
Bill Payment Transactions - Non LCR	20.2	20.5	20.5	19.8	19.3	19.4	19.0	19.8
Other Revenue	$6.5	$7.0	$7.7	$6.8	$7.2	$6.9	$7.2	$6.7
EBPP SERVICES
Payment Services - User Paid
Revenue	$4.1	$3.9	$3.9	$4.7	$4.5	$4.7	$4.7	$5.8
Bill Payment Transactions	1.3	1.4	1.4	1.6	1.6	1.7	1.7	1.9
Payment Services - Biller Paid
Revenue	$8.4	$8.5	$8.8	$10.8	$10.0	$10.1	$10.1	$12.0
Bill Payment Transactions	15.9	16.6	17.9	20.5	19.6	20.5	21.0	22.8
Other Revenue	$1.7	$2.0	$2.6	$2.7	$3.1	$3.4	$3.7	$3.7

Online Resources Corporation

Consolidated Statements of Operations

(In thousands, except per share data)

	THREE MONTHS ENDED MARCH 31,
	2012	2011
	(Unaudited)
Revenues:
Account presentation services	$2,894	$2,740
Payment services	30,871	29,792
Relationship management services	1,539	1,814
Professional services and other	5,988	4,932

Total revenues	41,292	39,278
Expenses:
Cost of revenues	20,330	21,815

Gross profit	20,962	17,463
General and administrative	8,653	9,497
Reserve for potential legal liability	—	7,700
Selling and marketing	4,945	5,103
Systems and development	2,605	2,646

Total expenses	16,203	24,946

Income (loss) from operations	4,759	(7,483)
Other income (expense)
Interest income	24	32
Interest expense	(367)	(254)
Other income (expense)	(2)	—

Total other income (expense)	(345)	(222)

Income (loss) before tax provision (benefit)	4,414	(7,705)
Income tax provision (benefit)	1,799	(2,953)

Net income (loss) available to common stockholders	2,615	(4,752)
Preferred stock accretion	2,529	2,425

Net income (loss) available to common stockholders	$86	$(7,177)

Net income (loss) available to common stockholders per share:
Basic	$0.00	$(0.23)
Diluted	$0.00	$(0.23)
Shares used in calculation of net income (loss) available to common stockholders per share:
Basic	32,329	31,590
Diluted	32,859	31,590

Online Resources Corporation

Condensed Consolidated Balance Sheets

(In thousands)

	MARCH 31, 2012	DECEMBER 31, 2011
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$31,858	$31,290
Accounts receivable, net	20,038	17,596
Deferred tax asset, current portion	2,189	2,189
Prepaid expenses and other current assets	6,974	5,751

Total current assets	61,059	56,826
Property and equipment, net	19,764	20,987
Deferred tax asset, less current portion	25,079	26,713
Goodwill	181,516	181,516
Intangible assets	8,194	9,288
Deferred implementation costs, less current portion, and other assets	9,201	9,042

Total assets	$304,813	$304,372

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,504	$1,251
Accrued expenses	16,759	17,566
Notes payable, senior secured debt, current portion	18,250	12,750
Deferred revenues, current portion, and other current liabilities	8,640	8,412

Total current liabilities	45,153	39,979
Notes payable, senior secured debt, less current portion	—	7,500
Deferred revenues, less current portion, and other long-term liabilities	4,425	4,979

Total liabilities	49,578	52,458
Redeemable convertible preferred stock	122,624	120,095
Stockholders’ equity	132,611	131,819

Total liabilities and stockholders’ equity	$304,813	$304,372

Online Resources Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

	THREE MONTHS ENDED MARCH 31,
	2012	2011
	(Unaudited)
Operating activities
Net income (loss)	$2,615	$(4,752)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred tax expense (benefit)	1,635	(2,954)
Depreciation and amortization	3,516	4,295
Equity compensation expense	654	617
Write off and amortization of debt issuance costs	172	54
Loss on disposal of assets	325	5
Provision for losses on accounts receivable	—	26
Change in fair value of theoretical swap derivative	(171)	(52)
Reserve for potential legal liability	—	7,700
Changes in certain other assets and liabilities	(4,702)	(404)

Net cash provided by operating activities	4,044	4,535
Investing activities
Capital expenditures	(1,516)	(1,712)

Net cash used in investing activities	(1,516)	(1,712)
Financing activities
Net proceeds from issuance of common stock	26	409
Repayment of 2007 notes	(2,000)	(4,000)
Repayment of capital lease obligations	—	—

Net cash used in financing activities	(1,974)	(3,591)

Net increase (decrease) in cash and cash equivalents	554	(768)
Impact of foreign currency	14	—
Cash and cash equivalents at beginning of year	31,290	29,127

Cash and cash equivalents at end of period	$31,858	$28,359

Online Resources Corporation

Reconciliation of Non-GAAP Measures

(In thousands, except per share data)

	THREE MONTHS ENDED MARCH 31,
	2012	2011
	(Unaudited)
Reconciliation of ebitda (See Note 1):
Net income (loss) available to common stockholders	$86	$(7,177)
Preferred stock accretion	2,529	2,425
Depreciation and amortization (incl. gain loss on disposal of assets)	3,841	4,295
Interest expense, net	345	222
Income tax provision (benefit)	1,799	(2,953)

Ebitda (See Note 1)	$8,600	$(3,188)

Reconciliation of adjusted ebitda (See Note 2):
Net income (loss) available to common stockholders	$86	$(7,177)
Preferred stock accretion	2,529	2,425
Depreciation and amortization (incl. loss on disposal of assets)	3,841	4,295
Equity compensation expense	654	617
Reserve for potential legal liability	—	7,700
Strategic process costs	—	874
Transition costs	1,561	204
Other (income) expense	345	222
Income tax provision (benefit)	1,799	(2,953)

Adjusted Ebitda (See Note 2)	$10,815	$6,207

Reconciliation of core net income (See Note 3):
Net income (loss) available to common stockholders	$86	$(7,177)
Preferred stock accretion related to redemption premium	419	411
Change in fair value of theoretical swap derivative	(171)	(52)
Reserve for potential legal liability, net of tax	—	4,751
Strategic alternatives process costs, net of tax	—	539
Transition costs, net of tax	925	126
Equity compensation expense	654	617
Amortization of intangible assets	1,103	1,316

Core net income (see Note 3)	$3,016	$531

Reconciliation of core net income per share:
Diluted net income (loss) available to common stockholders	$0.00	$(0.23)
Preferred stock accretion related to redemption premium	0.01	0.01
Change in fair value of theoretical swap derivative	(0.01)	—
Reserve for potential legal liability, net of tax	—	0.15
Strategic alternatives process costs, net of tax	—	0.02
Transition costs, net of tax	0.03	—
Equity compensation expense	0.02	0.02
Amortization of intangible assets	0.03	0.04
Other, including impact of treasury method and rounding	—	0.01

Core net income per share	$0.09	$0.02

Notes:

1.	Ebitda is a non-GAAP measure we define as net income (loss) available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization expense.
2.	Adjusted Ebitda is a non-GAAP measure we define as net income (loss) available to common stockholders before preferred stock accretion, interest, taxes, depreciation and amortization, equity compensation expense, reserve for potential legal liability, strategic alternatives process costs, transition costs (including severance, retention and ORCC India start up costs), restructuring costs and other expense. Some or all of these items may not be applicable in any given reporting period.
3.	Core net income is a non-GAAP measure we define as net income (loss) available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit or expense from the change in valuation allowance, income (costs) related to the fair market valuation of certain derivatives and mark to market investments, preferred stock accretion related to the redemption premium, reserve for legal liability, net of tax, strategic alternatives process costs (including severance, retention and ORCC India start up costs), net of tax, transition costs, net of tax, restructuring costs, net of tax, and all other non-recurring charges. Some or all of these items may not be applicable in any given reporting period.